UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2024

Seres Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37465	27-4326290
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Cambridgepark Drive
Cambridge, MA	02140
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 945-9626

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MCRB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On September 26, 2024, Seres Therapeutics, Inc. (“Seres” or the “Company”) held a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, the Company’s stockholders voted on a proposal to approve the sale of Seres’ VOWST microbiome therapeutic business (the “VOWST Business”) to Société des Produits Nestlé S.A., a société anonyme organized under the laws of Switzerland (“SPN”), and a wholly-owned subsidiary of Nestlé S.A., and its designated affiliates (the “Transaction”) pursuant to the Asset Purchase Agreement, dated August 5, 2024 (the “Purchase Agreement”), between the Company and SPN (such proposal, the “Transaction Proposal”). The Transaction Proposal and certain other proposals are described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on August 26, 2024.

As of 5:00 p.m., Eastern Time, on August 19, 2024, the record date for the Special Meeting, there were 152,381,739 shares of common stock, par value $0.001 per share, of Seres (“Seres common stock”) outstanding, each of which was entitled to one vote on each proposal at the Special Meeting. At the Special Meeting, a total of 84,337,779 shares of Seres common stock, representing approximately 55.34% of the outstanding shares of Seres common stock entitled to vote, were present virtually or represented by proxy, constituting a quorum to conduct business.

The number of votes cast for and against, as well as abstention votes, with respect to each proposal presented at the Special Meeting was as follows:

Proposal No. 1: The Transaction Proposal

The Company’s stockholders approved the proposed sale of the Company’s VOWST Business to SPN pursuant to the terms of the Purchase Agreement as follows:

FOR	AGAINST	ABSTAIN
77,099,464	7,081,341	156,974

Proposal No. 2: The Compensation Proposal

The Company’s stockholders approved, on a non-binding, advisory basis, certain compensation that will or may become payable to the Company’s named executive officers in connection with the Transaction as follows:

FOR	AGAINST	ABSTAIN
63,060,361	20,912,098	365,320

Proposal No. 3: The Adjournment Proposal

The Company’s stockholders approved the proposal to adjourn the Special Meeting to a later date or dates, if necessary, to solicit additional proxies to approve the Transaction Proposal as follows:

FOR	AGAINST	ABSTAIN
73,771,613	10,272,074	294,092

However, because the Transaction Proposal to approve the proposed sale of the Company’s VOWST Business to SPN was approved, the adjournment of the Special Meeting was not necessary to continue to solicit additional proxies and, accordingly, the Special Meeting was not adjourned.

Item 9.01	Financial Statements and Exhibits

Exhibits

Exhibit No.	Description

99.1	Press Release issued by Seres Therapeutics, Inc., dated September 26, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERES THERAPEUTICS, INC.

Date: September 26, 2024	By:	/s/ Eric D. Shaff
	Name:	Eric D. Shaff
	Title:	President and Chief Executive Officer